EXHIBIT 24.2
                                                             ------------

                                NISOURCE INC.
                                  (INDIANA)
                              POWER OF ATTORNEY

          Each director and officer of NiSource Inc., an Indiana corporation, whose signature appears below hereby constitutes and appoints Gary L. Neale and Stephen P. Adik, and each of them singly, his or her true and lawful attorneys with full power to them and each of them to execute in the name of such person and in the capacity or capacities indicated below one or more Registration Statements on Form S-3 and on Form S-8, including without limitation any such Registration Statements filed as Post-Effective Amendments to the Registration Statement on Form S-4 of NiSource Inc. and New NiSource Inc. (Registration No. 333-33896), to register under the Securities Act common shares, $.01 par value (including associated preferred stock purchase rights), of New NiSource Inc., a Delaware corporation, that may be offered and sold under any one or all of the following plans (or successors to such plans): Columbia Savings Plan, Non-Employee Director Stock Incentive Plan of NiSource Inc., NiSource Inc. 1994 Long-Term Incentive Plan, NiSource Inc. 1988 Long-Term Incentive Plan, NiSource Inc. Tax Deferred Savings Plan, Northern Indiana Public Service Company Bargaining Unit Tax Deferred Savings Plan, Kokomo Gas & Fuel Co. Bargaining Unit Tax Deferred Savings Plan, IWC Resources Corporation Employee Thrift Plan and Trust, Employees' Profit Sharing and Salary Deferral Plan of SM&P Utility Resources, Inc., Bay State Gas Company Savings Plan for Operating Employees, Bay State Gas Company Employee Savings Plan and NiSource Inc. Employee Stock Purchase Plan and any similar plan or plans of NiSource Inc. or New NiSource Inc. and their subsidiaries, and, if appropriate, interests in any such plan or plans, and to file any amendments (including post-effective amendments) and supplements to any such Registration Statement or Post-Effective Amendment to Registration Statement necessary or advisable to enable the registrant to comply with the Securities Act and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments and supplements may make such other changes in the Registration Statement or Post-Effective Amendment to Registration Statement as such attorneys deem appropriate, including without limitation any subsequent registration statement for any such offering that may be filed under Rule 462(b) under the Securities Act.

    Signature                  Title                   Date
    ---------                  -----                   ----

    /s/ Gary L. Neale          Chairman, President     October 27, 2000
    -----------------------    and Chief Executive
    Gary L. Neale              Officer





    Signature                  Title                   Date
    ---------                  -----                   ----

    /s/ Stephen P. Adik        Senior Executive Vice   October 27, 2000
    -------------------------  President, Chief
    Stephen P. Adik            Financial Officer and
                               Treasurer (Principal
                               Accounting Officer)

    /s/ Steven C. Beering      Director                October 27, 2000
    -------------------------
    Steven C. Beering

    /s/ Arthur J. Decio        Director                October 27, 2000
    -------------------------
    Arthur J. Decio

    /s/ Dennis E. Foster       Director                October 27, 2000
    -------------------------
    Dennis E. Foster

    /s/ James T. Morris        Director                October 27, 2000
    -------------------------
    James T. Morris

    /s/ Ian M. Rolland         Director                October 27, 2000
    -------------------------
    Ian M. Rolland

    /s/ John W. Thompson       Director                October 27, 2000
    -------------------------
    John W. Thompson

    /s/ Robert J. Welsh        Director                October 27, 2000
    -------------------------
    Robert J. Welsh

    /s/ Carolyn Y. Woo         Director                October 27, 2000
    -------------------------
    Carolyn Y. Woo







                                      2





    Signature                  Title                   Date
    ---------                  -----                   ----

    /s/ Roger A. Young         Director                October 27, 2000
    -------------------------
    Roger A. Young














































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